                                                                    EXHIBIT 99.2


                        GOVERNMENT PROPERTIES TRUST, INC.


                    Supplemental Operating and Financial Data
                              For the Quarter Ended
                               September 30, 2004







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                                       1

                               TABLE OF CONTENTS


CORPORATE DATA

   Company Background                                                        3
   Investor Information/Common Stock Data/Dividend Per Share                 4

CONSOLIDATED FINANCIAL RESULTS

   Financial Highlights                                                      5
   Consolidated Balance Sheets                                               6
   Consolidated Statements of Operations                                     7
   Consolidated Statements of Cash Flows                                     8
   Funds from Operations                                                     9
   Reconciliation of Earnings Before Interest, Taxes and Depreciation
     and Amortization                                                       10
   Debt Summary                                                             11

PORTFOLIO DATA

   Portfolio Overview                                                       12
   Occupancy and Delinquency Rates                                          13
   Forward-looking information and Non-GAAP information                     14

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                                       2

                               COMPANY BACKGROUND


Government Properties Trust, Inc. invests primarily in single tenant properties under long-term leases to the U.S. government, state governments, local governments, and government-sponsored enterprises. We are a self-managed, self-administered real estate investment trust, or REIT. We believe that we are the only public company focused solely on investing in government-leased properties.

Our business consists of buying and managing recently built or renovated office properties primarily leased to the federal government, acting through the General Services Administration ("GSA"), the federal government's property management arm, under long-term leases. We began formal operations with our first property acquisition in December 2002. At September 30, 2004, we owned nine GSA-leased properties located throughout the United States (one property acquired in the first quarter of 2003, three properties in the second quarter of 2003, one property acquired in the second quarter of 2004, two properties acquired in the second quarter of 2004 and two properties acquired in the third quarter of 2004). These properties are 100% occupied and had a weighted-average remaining lease term of approximately 13 years based on the square footage of the properties as of September 30, 2004. Our tenants include the U.S. Department of Justice, the Drug Enforcement Administration, the Federal Bureau of Investigation, the Bureau of Public Debt, the Food & Drug Administration and the Social Security Administration.

We own each of our properties through separate wholly-owned entities. We intend to expand our portfolio by acquiring additional government-leased properties. At September 30, 2004, we also owned one property that was leased to the Federal Express Corporation. On October 13, 2004, we sold the Federal Express property for approximately $4.6 million in cash. Subsequent to September 30, 2004, we acquired three additional GSA-leased properties.

We completed an initial public offering of our common stock and listed our common stock on the NYSE in January 2004. In connection with this offering, we received net proceeds (after expenses) of approximately $177 million. At this time, we also reincorporated in Maryland and changed our name to Government Properties Trust, Inc. The historical operations included in the consolidated financial statements are those of our predecessor company (Gen-Net Lease Income Trust, Inc.).

This Supplemental Operating and Financial Data package supplements the information provided in our annual and quarterly reports filed with the Securities and Exchange Commission (SEC). Additional information about us and our properties is also available at our website www.gptrust.com.


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


                              INVESTOR INFORMATION

                               BOARD OF DIRECTORS

Jerry D. Bringard                           Robert M. Ames
Chairman

Spencer I. Browne                           Philip S. Cottone

Robert A. Peck                              Thomas D. Peschio

Richard H. Schwachter

                                   MANAGEMENT

Thomas D. Peschio                           Nancy D. Olson
President & Chief Executive Officer         Chief Financial Officer, Treasurer

Oscar Peterson                              D. Gary Marron
Director of Asset Acquisition               Director of Asset Management

James E. Okell                              Edward C. Fuxa
Director of Acquisition Processing          Director of Accounting and Finance

John D. Ellsworth
General Counsel

                               COMPANY INFORMATION

CORPORATE HEADQUARTERS                      INVESTOR RELATIONS CONTACT
10250 Regency Circle                        Sharon D. Latham
Suite 100                                   (402) 391-0010 ext. 207
Omaha, Nebraska  68114                      (402) 391-4144 (fax)
(402) 391-0010                              slatham@gptrust.com

                                 TRADING MARKET

Our common stock is traded on the New York Stock Exchange under the symbol "GPP." Our common stock began trading on January 27, 2004.

                                    DIVIDENDS

We declared our initial dividend of $0.075 per share of common stock, which we paid on January 31, 2003. We paid subsequent dividends of $0.15 per share on April 15, 2003, July 15, 2003, October 15, 2003, January 15, 2004, April 15,
2004, July 15, 2004 and October 15, 2004.

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


                        GOVERNMENT PROPERTIES TRUST, INC.
                               THIRD QUARTER 2004
                              FINANCIAL HIGHLIGHTS



                                                                    (UNAUDITED)                             (UNAUDITED)
                                                         THREE MONTHS ENDED SEPTEMBER 30,        NINE MONTHS ENDED SEPTEMBER 30,
                                                         --------------------------------        --------------------------------
                                                             2004                2003                2004                2003
                                                         ------------        ------------        ------------        ------------
Income Items
  Total revenue                                          $  2,379,991        $    998,870        $  5,265,927        $  1,813,770
  Loss from continuing operations(1)                         (274,913)           (191,154)         (3,358,361)           (383,664)
  Net loss(1)                                                (232,757)           (179,680)         (3,269,837)           (339,181)
  Loss from continuing operations per common share              (0.01)              (0.20)              (0.18)              (0.49)
  Net loss per common share                                     (0.01)              (0.19)              (0.18)              (0.43)
  Funds from operations(FFO)(1),(2)                           433,457              93,799          (1,849,108)            168,607
  FFO per common share                                           0.02                0.10               (0.10)               0.21
  Earnings before interest, taxes and
   depreciation and amortization(EBITDA)(3)                 1,101,012             540,241           1,691,574             926,008
  Dividends declared per share                                   0.15                0.15                0.45                0.45



                                                         SEPTEMBER 30,      DECEMBER 31,
                                                             2004              2003
                                                         -------------      ------------
Balance Sheet Items                                      (UNAUDITED)
  Investment in real estate, net                         $101,692,784       $ 34,074,023
  Total debt(4)                                            53,192,447         29,437,225

----------

(1) Includes expense of $2,097,900 in the first quarter of 2004 for issuance of warrant.

(2) For reconciliation of the difference between FFO and net loss, see page 9.

(3) For reconciliation of the difference between EBITDA and net loss, see page
    10.

(4) Excludes approximately $3.1 million of debt related to property held for sale.


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




                        GOVERNMENT PROPERTIES TRUST, INC.
                               THIRD QUARTER 2004
                           CONSOLIDATED BALANCE SHEETS



                                                                             SEPTEMBER 30,        DECEMBER 31,
                                                                                 2004                2003
                                                                            -------------        -------------
                                                                             (UNAUDITED)
                                   ASSETS
Real estate at cost
     Land                                                                   $  10,289,237        $   4,545,637
     Building and improvements                                                 76,642,285           24,050,859
     Tenant origination costs                                                  16,774,615            6,200,441
     Furniture and equipment                                                      181,037               34,486
                                                                            -------------        -------------
                                                                              103,887,174           34,831,423
     Accumulated depreciation                                                  (2,194,390)            (757,400)
                                                                            -------------        -------------
                                                                              101,692,784           34,074,023
Cash and cash equivalents                                                     105,934,854              760,859
Restricted cash escrows                                                           692,570              268,885
Restricted cash for letter of credit                                           17,426,515                   --
Tenant receivables                                                                752,719              332,651
Notes receivable from tenant                                                      680,122              111,773
Deferred costs, net                                                               740,694            1,948,350
Real estate deposits                                                            1,950,000              500,000
Property held for sale                                                          4,271,071            4,266,438
Other assets                                                                    1,260,776              411,607
                                                                            -------------        -------------
Total assets                                                                $ 235,402,105        $  42,674,586
                                                                            =============        =============
                          LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
     Accounts payable and accrued expenses                                  $   1,202,655        $   2,116,101
     Dividends payable                                                          3,103,875              147,536
     Lines of credit                                                                   --            3,047,655
     Mortgage notes payable                                                    53,192,447           24,647,478
     Mortgage notes payable - affiliate                                                --            1,639,219
     Liabilities related to property held for sale                              3,136,070            3,195,359
     Advances from affiliate                                                           --              102,873
                                                                            -------------        -------------
Total liabilities                                                              60,635,047           34,896,221
Stockholders' equity:
     Common stock ($0.01 par value at June 30, 2004 and $10 par value at December 31, 2003; 50,000,000 shares authorized,
       20,692,502 and 975,552 shares issued and outstanding at
       September 30, 2004 and December 31, 2003, respectively)                    205,183            9,755,527
     Accumulated deficit                                                       (3,656,423)            (386,586)
     Additional paid-in capital                                               188,043,599           (1,073,299)
     Dividends declared                                                        (9,825,301)            (517,277)
                                                                            -------------        -------------
Total stockholders' equity                                                    174,767,058            7,778,365
                                                                            -------------        -------------
Total liabilities and stockholders' equity                                  $ 235,402,105        $  42,674,586
                                                                            =============        =============


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                                       6

                        GOVERNMENT PROPERTIES TRUST, INC.
                               THIRD QUARTER 2004
                      CONSOLIDATED STATEMENTS OF OPERATIONS




                                                                      (UNAUDITED)                          (UNAUDITED)
                                                          THREE MONTHS ENDED SEPTEMBER 30,      NINE MONTHS ENDED SEPTEMBER 30,
                                                          --------------------------------      --------------------------------
                                                               2004              2003               2004                2003
                                                           ------------      ------------       ------------        ------------
Revenue
  Rental income                                            $  2,338,335      $    998,870       $  5,060,076        $  1,813,770
  Tenant reimbursements                                          41,656                --            205,851                  --
                                                           ------------      ------------       ------------        ------------
Total revenue                                                 2,379,991           998,870          5,265,927           1,813,770
Expenses
  Property operations                                           543,020           251,927          1,126,570             387,031
  Real estate taxes                                             257,403           146,455            578,428             171,749
  Depreciation and amortization                                 673,396           274,604          1,436,990             510,413
  General administration                                      1,037,025            94,673          3,026,211             401,513
                                                           ------------      ------------       ------------        ------------
Total expense                                                 2,510,844           767,659          6,168,199           1,470,706

Operating income (loss)                                        (130,853)          231,211           (902,272)            343,064

Other income                                                    607,884            33,797          1,238,417              42,508

Interest expense:
  Expense                                                      (660,373)         (445,317)        (1,426,521)           (754,776)
  Expense from issuance of warrant                                   --                --         (2,097,900)                 --
  Amortization of deferred financing fees                       (91,571)          (10,845)          (170,085)            (14,460)
                                                           ------------      ------------       ------------        ------------
Loss from continuing operations                                (274,913)         (191,154)        (3,358,361)           (383,664)
Discontinued operations
  Income from property held for sale                             42,156            11,474             88,524              44,483
                                                           ------------      ------------       ------------        ------------
Net loss                                                   $   (232,757)     $   (179,680)      $ (3,269,837)       $   (339,181)
                                                           ============      ============       ============        ============
Earnings per share (basic and diluted)
  Loss from continuing operations                          $      (0.01)     $      (0.20)      $      (0.18)       $      (0.49)
                                                           ============      ============       ============        ============
  Income from discontinued operations                      $         --      $       0.01       $         --        $       0.06
                                                           ============      ============       ============        ============
  Net loss                                                 $      (0.01)     $      (0.19)      $      (0.18)       $      (0.43)
                                                           ============      ============       ============        ============
Distributions declared per share                           $       0.15      $       0.15       $       0.45        $       0.45
                                                           ============      ============       ============        ============
Weighted average shares outstanding (basic and diluted)      20,514,716           955,433         18,585,837             789,148
                                                           ============      ============       ============        ============


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






                        GOVERNMENT PROPERTIES TRUST, INC.
                               THIRD QUARTER 2004
                      CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                      (UNAUDITED)
                                                             NINE MONTHS ENDED SEPTEMBER 30,
                                                         -------------        -------------
                                                              2004                2003
                                                         -------------        -------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                 $  (3,269,837)       $    (339,181)
Adjustments to reconcile net loss to net cash used
  in operating activities
  Depreciation and amortization                              1,436,990              510,413
  Amortization of deferred financing fees                      170,085               14,460
  Compensation expense                                         508,997                   --
  Expense from issuance of warrant                           2,097,900                   --
  Changes in assets and liabilities:
    Restricted cash escrows                                   (423,685)            (250,392)
    Tenant receivables                                        (420,068)            (316,083)
    Note receivable from tenant                               (568,349)            (116,733)
    Other assets                                              (913,091)             (92,057)
    Accounts payable and accrued expenses                      909,425               16,627
                                                         -------------        -------------
Net cash (used in) provided by operating
  activities                                                  (471,633)            (572,946)
                                                         -------------        -------------
INVESTING ACTIVITIES
Expenditures for real estate                               (68,955,751)         (34,736,864)
Restricted cash for letter of credit                       (17,426,515)                  --
Deposit on future real estate purchases                     (1,550,000)                  --
                                                         -------------        -------------
Cash used in investing activities                          (87,932,266)         (34,736,864)
FINANCING ACTIVITIES
Financing fees                                                (785,300)            (134,709)
Net (repayment) borrowing under lines of credit             (3,047,655)           2,059,788
Proceeds from mortgage notes payable                        29,000,000           24,839,553
Payments on mortgage notes payable - affiliate              (1,639,219)           1,639,219
Repayments of advances from affiliate                         (102,873)             (91,337)
Principal payments on mortgage notes payable                  (455,031)            (141,977)
Proceeds from sale of common stock                         193,202,100            6,036,297
Offering costs paid                                        (16,242,443)            (631,317)
Dividends paid                                              (6,351,685)            (222,121)
                                                         -------------        -------------
Net cash provided by (used in) financing
     activities                                            193,577,894           33,353,396
                                                         -------------        -------------
Net (decrease) increase in cash                            105,173,995           (1,956,414)
Cash, beginning of period                                      760,859            2,314,319
                                                         -------------        -------------
Cash, end of period                                      $ 105,934,854        $     357,905
                                                         =============        =============



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



                        GOVERNMENT PROPERTIES TRUST, INC
                               THIRD QUARTER 2004
                               FFO RECONCILIATION




                                                        THREE MONTHS ENDED SEPTEMBER 30,         NINE MONTHS ENDED SEPTEMBER 30,
                                                        --------------------------------        --------------------------------
                                                            2004                2003                2004                2003
                                                        ------------        ------------        ------------        ------------

Net loss                                                $   (232,757)       $   (179,680)       $ (3,269,837)       $   (339,181)
Adjustments to reconcile to funds from operations
  Real estate depreciation and amortization (a)              666,214             273,479           1,420,729             507,788
                                                        ------------        ------------        ------------        ------------
Funds from Operations                                   $    433,457        $     93,799        $ (1,849,108)       $    168,607
                                                        ============        ============        ============        ============
Funds from Operations per common share                  $       0.02        $       0.10        $      (0.10)       $       0.21
                                                        ============        ============        ============        ============
Weighted average shares outstanding                       20,514,716             955,433          18,585,837             789,148
                                                        ============        ============        ============        ============

    (a) Excludes depreciation of non-real estate assets of $7,182 and $1,125 for the three ended September 30, 2004 and 2003, respectively, and $16,261 and $2,625 for the nine months ended September 30, 2004 and 2003, respectively.




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                                       9

                        GOVERNMENT PROPERTIES TRUST, INC.
                               THIRD QUARTER 2004
                              EBITDA RECONCILIATION


                                            THREE MONTHS ENDED SEPTEMBER 30,       NINE MONTHS ENDED SEPTEMBER 30,
                                            --------------------------------       -------------------------------
                                                2004               2003               2004                2003
                                             -----------        -----------        -----------        -----------
Net loss                                     $  (232,757)       $  (179,680)       $(3,269,837)       $  (339,181)

Add back
  Depreciation and amortization                  673,396            274,604          1,436,990            510,413
  Interest expense                               660,373            445,317          1,426,521            754,776
  Expense from issuance of warrant (a)                --                 --          2,097,900                 --
                                             -----------        -----------        -----------        -----------
EBITDA                                       $ 1,101,012        $   540,241        $ 1,691,574        $   926,008
                                             ===========        ===========        ===========        ===========

    (a) Relates to a non-cash expense for the issuance of a warrant to an affiliate of one of our underwriters who provided a line of credit to us.




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                                       10

                        GOVERNMENT PROPERTIES TRUST, INC.
                               THIRD QUARTER 2004
                                  DEBT SUMMARY



                                                   INTEREST         PRINCIPAL             MATURITY            DUE AT
                                                     RATE            BALANCE                DATE             MATURITY
FIXED INTEREST RATE DEBT
  Charleston, WV property                            5.74%        $ 13,777,773            05/01/13          11,868,419
  Clarksburg, WV property                            5.74%           8,192,854            05/01/13           7,056,282
  Kingsport, TN property                             8.23%           2,258,705            04/01/10           2,008,307
  Lenexa, KS property                                5.44%           7,990,317            08/11/09           7,285,440
  Pittsburgh, PA property                            5.50%          20,972,798            08/01/09          19,033,415
  Harahan, LA property                               5.70%           3,117,335            01/11/13           2,257,588
                                                                  ------------                            ------------
TOTAL/WEIGHTED AVERAGE FIXED RATE DEBT               5.71%        $ 56,309,782                            $ 49,509,451
                                                                  ------------                            ============


         DEBT MATURITIES (a)
                                               AMOUNT
                                            -------------
                        2005                      818,445
                        2006                      867,097
                        2007                      918,676
                        2008                      965,159
                        2009                   27,263,478
                  Thereafter                   22,359,592
                                            -------------
                                            $  53,192,447
                                            =============

 (a) Excludes $3.1 million for Harahan mortgage debt obligation related to property held for sale based upon anticipated sale of the property.



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                                       11

                       GOVERNMENT PROPERTIES TRUST, INC.
                               THIRD QUARTER 2004
                               PROPERTY PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        GROSS
                                                  YEAR BUILT/ SQ. FT.      RENT/      ANNUALIZED     LEASE MATURITY/
   LOCATION             TENANT/OCCUPANT            RENOVATED  LEASED      SQ.FOOT        RENT        EARLY TERMINATION   LEASE TYPE
------------------------------------------------------------------------------------------------------------------------------------
                         United States of
                           America Drug                                                                                   Modified
 Bakersfield, CA    Enforcement Administration       2000      9,679      $  32.47     $  314,259   Nov. 2010/Nov.2008   Gross Lease

                  United States of America/Social                                                                         Modified
  Kingsport, TN       Security Administration        1999     20,550      $  19.67     $  404,211   Oct. 2014/Oct.2009   Gross Lease


                     United States of America/
                          Social Security                                                                                 Modified
 Charleston, WV           Administration           1959/1999  90,290      $  23.53     $2,124,297     Dec. 2019/None     Gross Lease

                     United States of America/
                      Department of Justice,
                         Drug Enforcement
                      Administration, Federal
                             Bureau of
                       Investigation, Social                                                                              Modified
  Clarksburg,WV       Security Administration        1998     55,443      $  23.38     $1,296,256   Jan. 2019/Jan. 2016  Gross Lease

                                                                                                                          Modified
Mineral Wells, WV      Bureau of Public Debt         2003     38,324      $  12.54     $  480,583  Sept. 2017/Sept. 2012 Gross Lease

                                                                                                                          Modified
   Lenexa, KS       Food & Drug Administration       1991     53,500      $  22.94     $1,227,264        Jun. 2012       Gross Lease

                     United States of America/
                          Federal Bureau                                                                                  Modified
 Pittsburgh, PA          of Investigation            2001     87,178      $  36.78     $3,206,237        Oct. 2016       Gross Lease

                                                                                                                          Modified
 Charleston, SC          Federal Courthouse          1999     44,250      $  37.92   $  1,678,128        Jul. 2019      Gross Lease

                                                                                                                          Modified
 Baton Rouge, LA      Veterans Administration        2004     30,000      $  24.39   $    731,640        Jun. 2019      Gross Lease


  Harahan (New                                                                                                            Modified
  Orleans, LA)     Federal Express Corporation(1)    1996     70,707      $   5.14   $    363,440      Feb.2016/None     Net Lease

                (1) We sold the Harahan property on October 13, 2004.




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                                       12

                        GOVERNMENT PROPERTIES TRUST, INC.
                               THIRD QUARTER 2004
                         OCCUPANCY AND DELINQUENCY RATES



During all of 2003 and during the nine months ended September 30, 2004, each of our properties was:

                                 o 100% occupied

                                 o had no delinquencies.



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                                       13

                        GOVERNMENT PROPERTIES TRUST, INC.

                                  LEGAL NOTICES

Forward-looking information

This report contains forward-looking statements. These forward-looking statements include estimates regarding our gross annualized rent.

These and other forward-looking statements can be identified by the use of words such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "intends," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.

Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the fact that our management only recently joined us; we must invest the proceeds of our recent IPO on acceptable terms and timeframes; we depend on the U.S. government for a significant portion of our revenues; our properties may have a higher risk of terrorist attack because the U.S. government is our principal tenant; we plan to incur debt to finance, on average, approximately 75% of the acquisition cost of the properties we buy; some of our leases may not provide for a full pass-through of increases in property operating costs; we may make distributions that include a return of capital as well as the other the risks discussed from time to time in our SEC filings.

All forward-looking statements included in this report are based on information available to us on the date hereof. We assume no obligation to update any forward-looking statements.

Non-GAAP Financial Information

This report contains non-GAAP financial information, including funds from operations (FFO) and earnings before interest, taxes, depreciation and amortization (EBITDA). This report also contains the most directly comparable GAAP information and a GAAP to non-GAAP reconciliation.

We believe FFO and EBITDA are useful to investors as indicators of our ability to service debt and pay cash distributions. We use FFO and EBITDA for internal budgeting and planning purposes.

FFO and EBITDA, as calculated by us, may not be comparable to FFO and EBITDA reported by other companies that do not define these terms exactly as we define them. FFO and EBITDA do not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to operating income or net income determined in accordance with GAAP as an indicator of performance or as an alternative to cash flows from operating activities as an indicator of liquidity.

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                                       14